THE MAINSTAY FUNDS

MainStay Global High Income Fund

Supplement dated December 16, 2016 (“Supplement”) to the
Summary Prospectus and Prospectus dated February 29, 2016, as supplemented

Capitalized terms and certain other terms used in this Supplement, unless otherwise defined in this Supplement, have the meanings assigned to them in the Prospectus.

At meetings held on December 12-14, 2016, the Board of Trustees of The MainStay Funds approved certain changes to the MainStay Global High Income Fund (the “Fund”).

Accordingly, effective February 28, 2017, the following changes will occur:

1.	Name Change. The name of the Fund will change to MainStay Emerging Markets Debt Fund.

2.	The first four paragraphs of the “Principal Investment Strategies” section of the Summary Prospectus and Prospectus are deleted and replaced with the following:

Principal Investment Strategies: Under normal conditions, the Fund invests at least 80% of its assets (net assets plus any borrowings for investment purposes) in fixed income securities of issuers in emerging markets. MacKay Shields LLC, the Fund’s Subadvisor, has discretion to determine the countries considered to be emerging market countries, including taking into consideration a variety of factors such as the development of a country’s financial and capital markets, inclusion in an index representative of emerging markets, and such other factors as deemed by the Subadvisor to be appropriate.

Some of the foreign securities in which the Fund invests may be denominated in foreign currency. The debt securities in which the Fund invests may consist of securities that are rated below investment grade. Below investment grade securities are generally securities that receive low ratings from an independent rating agency, such as rated lower than BBB- by Standard & Poor's Ratings Services and Baa3 by Moody's Investors Service, Inc., or if unrated, are deemed to be of comparable quality by the Fund's Subadvisor, MacKay Shields LLC. Securities rated below investment grade by independent rating agencies are commonly referred to as “high yield securities” or “junk bonds.” If independent rating agencies assign different ratings to the same security, the Fund will use the lower rating for purposes of determining the security's credit quality.

The Fund's principal investments include Yankee (dollar-denominated) debt securities, Brady Bonds, variable rate notes, mortgage-related and asset-backed securities and mortgage dollar rolls. The Fund may also invest in derivative instruments, such as floaters, including inverse floaters, forward commitments, futures, options and swaps agreements to try to enhance returns or reduce the risk of loss by hedging certain of its holdings. The Fund may invest up to 15% of its total assets in swaps, including credit default swaps. The Fund may buy and sell currency on a spot basis, buy foreign currency options, and enter into foreign currency forward contracts. These techniques may be used for any legally permissible purpose, including to increase the Fund's return.

In unusual market conditions, the Fund may invest all or a portion of its assets in fixed income securities of countries with established economies.

3.	The “Principal Risks” section of the Summary Prospectus and Prospectus amended to remove the risk entitled “Non-Diversification Risk.”

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.

THE MAINSTAY FUNDS

MainStay MAP Fund

Supplement dated December 16, 2016 (“Supplement”) to the
Summary Prospectus and Prospectus dated February 29, 2016, as supplemented

Capitalized terms and certain other terms used in this Supplement, unless otherwise defined in this Supplement, have the meanings assigned to them in the Prospectus.

At meetings held on December 12-14, 2016, the Board of Trustees of The MainStay Funds approved certain changes to the MainStay MAP Fund (the “Fund”).

Accordingly, effective February 28, 2017, the following changes will occur:

1.	Name Change. The name of the Fund will change to MainStay MAP Equity Fund.

2.	The first paragraph of the “Principal Investment Strategies” section of the Summary Prospectus and Prospectus with respect to the Fund is revised as follows:

Principal Investment Strategies: Under normal conditions, the Fund invests at least 80% of its assets (net assets plus any borrowings for investment purposes) in equity securities. Equity securities include common stocks, and securities convertible into, or exchangeable for, common stocks, across all market capitalizations. The Fund primarily invests in domestic securities but may invest up to 35% of its net assets in foreign securities, which are generally securities issued by companies organized outside the U.S. and that are traded primarily in markets outside the United States. Securities of foreign issuers that are represented by American Depositary Receipts or that are listed on a U.S. securities exchange or traded in the U.S. over-the-counter markets are not considered "foreign securities" for the purpose of this limitation.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.

MAINSTAY GROUP OF FUNDS

Supplement dated December 16, 2016 (“Supplement”) to the

MainStay Group of Funds Statement of Additional Information (“SAI”) dated February 29, 2016, as supplemented

Capitalized terms and certain other terms used in this Supplement, unless otherwise defined in this Supplement, have the meanings assigned to them in the SAI.

At meetings held on December 12-14, 2016, the Board of Trustees of The MainStay Funds (the “Board”) approved certain changes to the MainStay Global High Income Fund and MainStay MAP Fund (each a “Fund”).

Accordingly, effective February 28, 2017, the following changes will occur:

1.	Name Changes. The MainStay Global High Income Fund will change its name to MainStay Emerging Markets Debt Fund. The MainStay MAP Fund will change its name to MainStay MAP Equity Fund.

2.	Non-Fundamental Investment Policy Changes. The table starting at the bottom of page 6 of the SAI in the “Non-Fundamental Investment Restrictions” section is hereby amended by adding the following:

FUND	NON-FUNDAMENTAL INVESTMENT POLICY
MAINSTAY FUNDS
MainStay Emerging Markets Debt Fund	To invest, under normal circumstances, at least 80% of its assets (net assets plus any borrowing for investment purposes) in fixed income securities of issuers in emerging markets.
MainStay MAP Equity Fund	To invest, under normal circumstances, at least 80% of its assets (net assets plus any borrowing for investment purposes) in equity securities.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.